UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 2

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

 October 1, 2017
Date of Report (date of earliest event reported)

NOVUME SOLUTIONS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-55833	81-56266334
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

14420 Albermarle Point Place, Suite 200,
Chantilly, VA 20151
(Address of principal executive offices)

(703) 953-3838
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

Novume Solutions, Inc. (the “Company,” “Novume,” “we” or “us”) is filing this amended Current Report on Form 8-K/A (the “Amendment No. 2”) to amend Exhibit 99.2 of our amended Current Report on Form 8-K/A, filed with the Securities and Exchange Commission (the “SEC”) on November 21, 2017 (the “Amendment No. 1”) as related to the acquisitions of Global Technical Services, Inc. and Global Contract Professionals, Inc. to restate our unaudited pro forma condensed combined balance sheet as of September 30, 2017 and our earnings per share disclosures in our unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2017 for an error with regard to the accounting for accretion on our Series A Cumulative Convertible Redeemable Preferred Stock (the “Series A Preferred Stock”). The previously filed unaudited pro forma condensed combined financial statements for the referenced period should no longer be relied upon. This Amendment No. 2 also amends certain other items in Amendment No. 1, as listed in “Items Amended in this Amendment No. 2” below.

Effects of the restatement

We identified and corrected an error in the accounting treatment related to the accretion to redemption value on our Series A Preferred Stock as of September 30, 2017. The Company had previously disclosed that accretion would be recorded as of December 31, 2017. Based on the Company’s revised internal analysis, we determined that the accretion was material to our pro forma earnings per share calculations for all quarters reported in fiscal year 2017 through September 30, 2017.

The Company calculated year-to-date accretion of $400,616 for the nine months ended September 30, 2017.

The adjustment had disclosure impact on the unaudited pro forma condensed combined statements of operations and comprehensive loss relating to earnings (loss) per share disclosures and had no impact on cash flows for the nine-months ended September 30, 2017.

The following table illustrates the impact of the correction to the unaudited pro forma condensed combined balance sheets and our unaudited pro forma condensed combined statement of shareholders’ equity:

Novume Solutions, Inc. as of September 30, 2017
	As previously reported	Adjustment	Restated
Series A Cumulative Convertible Redeemable Preferred Stock	$ 3,845,925	$ 400,616	$ 4,246,541
Additional paid-in capital	$ 9,325,795	$ (400,616)	$ 8,925,179
Total Stockholders’ Equity	$ 6,731,826	$ (400,616)	$ 6,331,210

Novume Solutions, Inc. with Global Technical Services, Inc. and Global Contract Professionals as of September 30, 2017
	As previously reported	Adjustment	Restated
Series A Cumulative Convertible Redeemable Preferred Stock	$ 3,845,925	$ 400,616	$ 4,246,541
Additional paid-in capital	$ 9,892,045	$ (400,616)	$ 9,491,429
Total Stockholders’ Equity	$ 9,701,928	$ (400,616)	$ 9,301,311

The following table illustrates the impact of the correction on our earnings per share disclosures in our unaudited pro forma condensed combined statements of operations:

Novume Solutions, Inc. for the nine months ended September 30, 2017
	As previously reported	Adjustment	Restated
Earnings (loss) per share	$ (0.20)	$ (0.03)	$ (0.23)

Novume Solutions, Inc. with Brekford Traffic Safety, Inc., Firestorm, LLC & Affiliate, Global Technical Services, Inc. and Global Contract Professionals, Inc. for the nine months ended September 30, 2017

	As previously reported	Adjustment	Restated
Earnings (loss) per share	$ (0.21)	$ (0.05)	$ (0.26)

Items Amended in this Amendment No. 2

The following exhibit in Amendment No. 1 has been amended as a result of, and to reflect, the restatement:

●
Exhibit 99.2 – Novume Solutions, Inc. unaudited pro forma financial information giving effect to the acquisitions of Global Technical Services, Inc. and Global Contract Professionals, Inc.

In addition, the Exhibit Index has been appropriately updated.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On October 1, 2017, Novume Solutions, Inc., a Delaware corporation (“Novume” or the “Company”), completed its previously announced acquisition (the “Mergers”) of Global Technical Services, Inc. a Texas corporation (“GTS”) and Global Contract Professionals, Inc. a Texas corporation (“GCP”) pursuant to the terms of an Agreement and Plan of Merger, dated September 21, 2017 (the “Merger Agreement”), by and among Novume, Global Technical Services Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Novume (“GTS Merger Sub”), Global Contract Professionals Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Novume (“GCP Merger Sub”), GTS, GCP, and the sole stockholder of GTS and GCP (the “Stockholder”), as previously disclosed in the Company’s Current Report on Form 8-K as filed with the Securities and Exchange Commission on September 22, 2017 (the “Merger Agreement Form 8-K”).

Item 9.01. Financial Statements and Exhibits.

The following audited financial statements are attached hereto as Exhibit 99.1:

●	Report of BD & Company, Inc., Independent Auditors
●	The balance sheets of GTS and GCP as of December 31, 2016 and 2015
●	The statements of operations of GTS and GCP for the years ended December 31, 2016 and 2015
●	The statement of stockholders’ equity of GTS and GCP for the years ended December 31, 2016 and 2015
●	The statement of cash flows of GTS and GCP for the years ended December 31, 2016 and 2015
●	Notes to financial statements of GTS and GCP

(d) Exhibits

Exhibit No.	Description
23.1	Consent of BD & Company Inc., Independent Auditors (1)
23.2	Consent of BD & Company Inc., Independent Auditors (1)
99.1	Audited Financial Statements of Global Technical Services, Inc. and Global Contract Professionals, Inc. for the years ended December 31, 2016 and 2015 (1)
99.2
Unaudited Pro Forma Financial Information of Novume Solutions, Inc. as for the nine months ended September 30, 2017 and for the year ended December 31, 2016 giving effect to the acquisitions of Global Technical Services, Inc. and Global Contract Professionals, Inc. (2)

(1)
Previously filed as Exhibit 99.1 to our Current Report on Form 8-K/A, filed with the SEC as of November 21, 2017
(2)
Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVUME SOLUTIONS, INC.

By:	/s/ Robert A. Berman
Name:	Robert A. Berman
Title:	Chief Executive Officer

Date: January 25, 2018

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of BD & Company Inc., Independent Auditors (1)
23.2	Consent of BD & Company Inc., Independent Auditors (1)
99.1	Audited Financial Statements of Global Technical Services, Inc. and Global Contract Professionals, Inc. (1)
99.2
Unaudited Pro Forma Financial Information of Novume Solutions, Inc. for the nine months ended September 30, 2017 and for the year ended December 31, 2016 giving effect to the acquisitions of Global Technical Services, Inc. and Global Contract Professionals, Inc. (2)

(1)
Previously filed as an exhibit to our Current Report on Form 8-K/A, filed with the SEC as of November 21, 2017.
(2)
Filed herewith.

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